UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [     ] )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WASATCH FUNDS TRUST

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[_]	Fee paid previously with preliminary materials.
[_]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WASATCH FUNDS TRUST

Wasatch Core Growth Fund®	Wasatch International Opportunities Fund®
Wasatch Emerging India Fund ®	Wasatch International Select Fund®
Wasatch Emerging Markets Select Fund®	Wasatch Long/Short Alpha FundTM
Wasatch Emerging Markets Small Cap Fund®	Wasatch Micro Cap Fund®
Wasatch Frontier Emerging Small Countries Fund®	Wasatch Micro Cap Value Fund®
Wasatch Global Opportunities Fund®	Wasatch Small Cap Growth Fund®
Wasatch Global Select Fund®	Wasatch Small Cap Value Fund®
Wasatch Global Value Fund®	Wasatch Ultra Growth Fund®
Wasatch Greater China Fund®	Wasatch U.S. Select FundTM
Wasatch International Growth Fund®	Wasatch-Hoisington U.S. Treasury Fund®

(each, a “Fund”, collectively the “Funds”)

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

June 2, 2023

Dear Wasatch Funds Shareholder:

Please take note that a Special Meeting of Shareholders of each separate series of Wasatch Funds Trust (the “Trust”), will be held on Thursday, July 27, 2023, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (“Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposal and to transact such other business, if any, as may properly come before the Meeting and any adjournments or postponements thereof:

1.	To elect five (5) Trustees for the Trust.

The Board of Trustees of the Trust (referred to as the “Board”) has determined that the election of Ms. Kate M. Fleming as a new Trustee of the Trust in addition to the election of the four remaining current Trustees are in the best interests of the Trust and its shareholders and unanimously recommends that you vote “FOR” the proposal. We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card. It is very important that you vote and that your voting instructions be received no later than 10:00 a.m., Mountain time on July 27, 2023.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the continental United States.

If you have any questions after considering the enclosed materials, please call 877.478.5047.

Sincerely,

/s/ Russell L. Biles

Russell L. Biles
Secretary
Wasatch Funds Trust

2

WASATCH FUNDS TRUST

Wasatch Core Growth Fund®	Wasatch International Opportunities Fund®
Wasatch Emerging India Fund ®	Wasatch International Select Fund®
Wasatch Emerging Markets Select Fund®	Wasatch Long/Short Alpha FundTM
Wasatch Emerging Markets Small Cap Fund®	Wasatch Micro Cap Fund®
Wasatch Frontier Emerging Small Countries Fund®	Wasatch Micro Cap Value Fund®
Wasatch Global Opportunities Fund®	Wasatch Small Cap Growth Fund®
Wasatch Global Select Fund®	Wasatch Small Cap Value Fund®
Wasatch Global Value Fund®	Wasatch Ultra Growth Fund®
Wasatch Greater China Fund®	Wasatch U.S. Select FundTM
Wasatch International Growth Fund®	Wasatch-Hoisington U.S. Treasury Fund®

(each, a “Fund”, collectively the “Funds”)

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 27, 2023

To the Shareholders:

Wasatch Funds Trust (the “Trust”), on behalf of each of its series will hold a special meeting of its shareholders (the “Meeting”) on Thursday, July 27, 2023, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time for the following purpose and to transact such other business, if any, as may properly come before the Meeting and any adjournments or postponements thereof:

1.	To elect five (5) Trustees for the Trust.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of a Fund at the close of business on May 31, 2023.

All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please vote your shares. In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;
•	mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•

allow sufficient time for the proxy card to be received by 10:00 a.m. Mountain time, on July 27, 2023. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2023. The Proxy Statement is available on the internet at: https://vote.proxyonline.com/wasatch/docs/proxy2023.pdf.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ Russell L. Biles
Russell L. Biles
Secretary
June 2, 2023

2

WASATCH FUNDS TRUST

Wasatch Core Growth Fund®	Wasatch International Opportunities Fund®
Wasatch Emerging India Fund ®	Wasatch International Select Fund®
Wasatch Emerging Markets Select Fund®	Wasatch Long/Short Alpha FundTM
Wasatch Emerging Markets Small Cap Fund®	Wasatch Micro Cap Fund®
Wasatch Frontier Emerging Small Countries Fund®	Wasatch Micro Cap Value Fund®
Wasatch Global Opportunities Fund®	Wasatch Small Cap Growth Fund®
Wasatch Global Select Fund®	Wasatch Small Cap Value Fund®
Wasatch Global Value Fund®	Wasatch Ultra Growth Fund®
Wasatch Greater China Fund®	Wasatch U.S. Select FundTM
Wasatch International Growth Fund®	Wasatch-Hoisington U.S. Treasury Fund®

(each, a “Fund”, collectively the “Funds”)

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

Proxy Statement

Special Meeting of Shareholders

to be held on July 27, 2023

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Wasatch Funds Trust (the “Trust”), on behalf of each of its series named above, to be voted at a Special Meeting of Shareholders to be held on Thursday, July 27, 2023, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (the “Meeting”) and at any and all adjournments, postponements or delays thereof, for the purpose set forth below and described in greater detail in this Proxy Statement. The purpose of the Meeting is to ask shareholders to consider the following proposal and to transact such other business, if any, as may properly come before the Meeting and any adjournments or postponements thereof:

1.	To elect five (5) Trustees for the Trust.

The date of the first mailing of proxy cards and this Proxy Statement to shareholders will be on or about June 9, 2023.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of one or more of the Funds at the close of business on May 31, 2023 (“Record Date”). Each shareholder is entitled to one vote for each share owned on the Record Date and a proportionate fractional vote for any fraction of a share owned. The Board recommends that you vote in favor of each nominee for Trustee.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by all valid and executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of each nominee for Trustee. A proxy may be revoked at any time before the vote on the matter by written notice received by the Secretary of the Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 prior to the vote on the matter, by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting or the adjournment or postponement thereof. For the proposal, the holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Trust shall constitute a quorum at the Meeting. A quorum of shareholders is necessary to take action at the Meeting.

If a quorum is not present either in person or by proxy for a matter to be considered at the Meeting, the Chair of the Board, his designee or if no designee is present, the most senior officer of the Trust present and presiding at the Meeting may adjourn the Meeting with respect to one or more matters. If a quorum is present with respect to such matters, the person presiding at the Meeting may adjourn the Meeting with respect to one or more matters when such adjournment is approved by shareholders representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of the shareholders. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponement or adjournment of the Meeting.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

THE MOST RECENT ANNUAL REPORT OF THE TRUST, INCLUDING FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2022 AND THE MOST RECENT SEMI-ANNUAL REPORT OF THE TRUST, INCLUDING FINANCIAL STATEMENTS, FOR THE PERIOD ENDED MARCH 31, 2023 HAVE BEEN MAILED PREVIOUSLY TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF A SHAREHOLDER REPORT FREE OF CHARGE, OR COPIES OF ANY SUBSEQUENT SHAREHOLDER REPORT, PLEASE CONTACT THE TRUST BY WRITING TO THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT OR BY CALLING 800.551.1700 OR WRITING TO WASATCH FUNDS AT P.O. BOX 2172, MILWAUKEE, WISCONSIN 53201-2172. REQUESTED SHAREHOLDER REPORTS WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF THE RECEIPT OF THE REQUEST.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2023. This Proxy Statement is available on the internet at: https://vote.proxyonline.com/wasatch/docs/proxy2023.pdf. The Trust’s most recent annual report and semi-annual report are also available on the internet at: wasatchglobal.com by selecting the tab labeled Resources and then “Mutual Funds Literature.” You may call 877.478.5047 for information on how to obtain directions to be able to attend the Meeting and 877.478.5047 for information on how to vote in person.

PROPOSAL 1 — ALL FUNDS

ELECTION OF THE TRUSTEES

Background

The purpose of this proposal is to elect a new Trustee to serve on the Board of Trustees of the Trust as well as to elect the four remaining current Trustees. The business affairs of the Funds are overseen by the Trust’s Board of Trustees. Under the Investment Company Act of 1940 (the “1940 Act”), and the Trust’s governing documents, the Board of Trustees is allowed to appoint new board members to fill vacancies so long as, immediately after such appointment, at least two-thirds of the trustees have been elected by shareholders. Currently, three of the Board’s four Trustees have been elected by shareholders: Heikki Rinne, Kristen M. Fletcher and Miriam M. Allison. The other Trustee, Mark Robinson, was previously appointed to the Board but has not been elected by shareholders. Further appointments for trustees by the Board are not possible because fewer than two-thirds of the trustees would have been elected by shareholders following such appointment.

The Board has adopted a retirement policy that each Trustee shall retire at the end of the calendar year in which he/she attains the age of 75, subject to the Board’s authority to permit continued service after the mandatory retirement age in its sole discretion. Ms. Allison has received a one-year waiver from the retirement age requirement and currently is scheduled to retire at the end of the 2023 calendar year. When such Trustee who was previously elected by shareholders retires, further appointments of trustees by the Board still will not be possible because fewer than two-thirds of the trustees would have been elected by shareholders following such appointment.

Currently, all Trustees are not “interested persons” of the Trust as that term is defined under the 1940 Act and are therefore referred to as “Independent Trustees.” The Governance and Nominating Committee (the “Governance Committee”) of the Board, comprised of all Independent Trustees, has conducted a review of the Board’s current needs and following a search of potential candidates through, among other things, industry data bases, conferences and Trustee recommendations, the Governance Committee identified and met with several trustee candidates to evaluate their experience and qualifications to fill current and future vacancies on the Board. After its evaluation, the Governance Committee recommended to the full Board the nomination of Kate M. Fleming for election by shareholders to serve as a new Trustee of the Board. The full Board ultimately recommended the nomination of Kate M. Fleming as a Trustee whose experience and qualifications are expected to meet the needs of the Board. The Board has determined that it was in the best interests of the Trust and its shareholders to nominate Ms. Fleming for election by shareholders to serve as a Trustee to the Board. If elected by shareholders, Ms. Fleming is expected to join the Board on July 27, 2023 or as soon thereafter as practicable.

In addition to Ms. Fleming, the Governance Committee also recommended to the full Board the nomination of each current Trustee (Heikki Rinne, Kristen M. Fletcher, Mark Robinson and Miriam M. Allison) for election by shareholders to continue to serve as Trustees of the Trust. The Board determined that it was in the best interests of the Trust and its shareholders to nominate each current Trustee for election by shareholders as Trustees of the Trust.

At the Meeting, you will be asked to approve the election of current Trustees as well as Ms. Fleming, the new proposed Board candidate (each a “Nominee”). The election by shareholders of the Nominees will provide the Board with additional flexibility to appoint a limited number of new trustees in the future, if necessary, without incurring the expense of holding shareholder meetings to elect trustees.

All Nominees, except Ms. Fleming, are currently Trustees of the Trust, and each has served in that capacity since originally elected or appointed. Each Nominee has consented to serve as a trustee, if elected. Subject to death, resignation, retirement or removal, each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his or her successor, if any, is elected, qualified and serving as a Trustee in accordance with the Trust’s Declaration of Trust. As noted above, one existing Trustee (Miriam Allison) currently is scheduled to retire at the end of calendar year 2023.

In case a Nominee should withdraw or otherwise become unavailable for election prior to the Meeting (or adjournment or postponement thereof), the persons named as proxies will vote in their discretion at the Meeting (or adjournment or postponement thereof) for such other substitute nominee as the Independent Trustees may recommend.

Information about the Nominees

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other directorships of companies or funds, are set forth in the table below.

The business affairs of the Funds are overseen by the Trust’s Board of Trustees. The Board currently consists of four Independent Trustees. Three of the Nominees (Heikki Rinne, Kristen M. Fletcher and Miriam M. Allison) are Independent Trustees who were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. One Nominee (Mark Robinson) is an Independent Trustee who has been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. One Nominee, Kate M. Fleming, has not previously served and does not currently serve as a Trustee of the Trust.

The executive officers of the Trust and their principal occupations for at least the last five years are also set forth below.

Name, Address and Year of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominees during Past 5 Years
Independent Trustees/Nominees
Heikki Rinne 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1952	Trustee and Chair of the Board	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016. Director, Halton Foundation since 2010. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	20	Director, Halton Group Ltd. from 2016 to 2020.

Name, Address and Year of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominees during Past 5 Years
Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1953	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Director, Utah Museum of Fine Arts since 2021. Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and ABN AMRO Bank’s U.S. broker-dealer, and head of ABN AMRO North America Wholesale Client Services from 2002 to 2004.	20

Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

Mark Robinson 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1958	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	20	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.
Miriam M. Allison 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1947	Trustee	Indefinite[1] Served as Trustee since 2010	Rancher since 2004. Chairman of UMB Fund Services, Inc. from 2001 to 2005.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) from 2006 to 2021.

Name, Address and Year of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominees during Past 5 Years
Kate M. Fleming[2] 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1962	None[2]	Indefinite Length of Service: Not Applicable[2]

President, Northwestern Mutual Series Fund, Inc. from 2013-2021 and Vice President from 2004-2013. President, Mason Street Advisors, LLC from 2015-2021, Vice President from 2004-2014 and Treasurer from 2008-2014 and again from 2020-2021. President since 2014, Rath Foundation (a private foundation that funds endowments at various universities).

				N/A2	Director, Rath Foundation since 2002. Director, Wisconsin Deferred Compensation Board since 2022.

1.

Except upon his/her death, resignation, removal or retirement, each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a trustee. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the retirement age requirement for Ms. Allison. Ms. Allison is currently scheduled to retire at the end of the 2023 calendar year.

2.

Kate M. Fleming does not currently serve as a Trustee. Ms. Fleming is a Nominee for election at the Meeting. If elected to the Board, Ms. Fleming will oversee the 20 portfolios of the Trust. If elected to the Board by shareholders, Ms. Fleming is expected to join the Board on July 27, 2023 or as soon as practicable thereafter.

Executive Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Eric S. Bergeson 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1966	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of Wasatch Advisors LP (the “Advisor”) since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.
Russell L. Biles 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1967	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.
Michael K. Yeates 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1982	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.
David Corbett 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1972	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.
Cheryl Reich 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1983	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.
Kara H. Becker 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 1983	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

Share Ownership

As of the Record Date, each of the Trustees and executive officers of the Trust beneficially owned individually and collectively as a group (the “Group”) less than 1% of the outstanding shares of each Fund, except for the Emerging India Fund – Institutional Class, Emerging Markets Select Fund - Investor Class, Emerging Markets Select Fund – Institutional Class, Emerging Markets Small Cap Fund – Institutional Class, Global Select Fund – Investor Class, Greater China Fund-Institutional Class, Greater China Fund-Investor Class, International Opportunities Fund – Institutional Class, International Select Fund – Institutional Class, Micro Cap Fund – Institutional Class, and Ultra Growth Fund – Institutional Class. The Trustees and officers owned 5.9% of the outstanding shares of Emerging India – Institutional Class, 1.0% of the outstanding shares of Emerging Markets Select Fund – Institutional Class, 2.6% of the outstanding shares of Emerging Markets Select Fund – Investor Class, 2.2% of the outstanding shares of Emerging Markets Small Cap Fund – Institutional Class, 2.7% of the outstanding shares of the Global Select Fund – Investor Class, 3.3% of the outstanding shares of the Greater China Fund – Investor Class, 3.2% of the outstanding shares of the Greater China Fund-Institutional Class, 3.9% of the shares outstanding of the International Opportunities Fund – Institutional Class, 1.7% of the shares outstanding of the International Select Fund – Institutional Class, 17.6% of the shares outstanding of the Micro Cap Fund – Institutional Class, 3.1% of the shares outstanding for the Ultra Growth Fund – Institutional Class.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Funds as of the Record Date. The information as to beneficial ownership is based on statements furnished by each Nominee.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominees in Family of Investment Companies[1]
Independent Trustees/Nominees
Heikki Rinne		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$50,001-$100,000
Global Select Fund	$10,001-$50,000
Global Value Fund	None
Greater China Fund	$1-$10,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
International Select Fund	$10,001-$50,000
Long/Short Alpha Fund	$10,001-$50,000

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominees in Family of Investment Companies[1]
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
U.S. Select Fund	$10,001-$50,000
U.S. Treasury Fund	$10,001-$50,000

Kristen M. Fletcher		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	$1-$10,000
Global Select Fund	$10,001-$50,000
Global Value Fund	None
Greater China Fund	$1-$10,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	1-$10,000
International Select Fund	$10,001-$50,000
Long/Short Alpha Fund	$1-$10,000
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$50,001-$100,000
Small Cap Growth Fund	Over $100,000
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
U.S. Select Fund	$1-$10,000
U.S. Treasury Fund	None

Mark Robinson		Over $100,000
Core Growth Fund	Over $100,000
Emerging India Fund	Over $100,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	$50,001-$100,000
Global Select Fund	$1-$10,000
Global Value Fund	$1-$10,000
Greater China Fund	$1-$10,000
International Growth Fund	$1-$10,000
International Opportunities Fund	$1-$10,000
International Select Fund	$1-$10,000
Long/Short Alpha Fund	$1-$10,000
Micro Cap Fund	Over $100,000

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominees in Family of Investment Companies[1]
Micro Cap Value Fund	Over $100,000
Small Cap Growth Fund	Over $100,000
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	Over $100,000
U.S. Select Fund	None
U.S. Treasury Fund	$1-$10,000

Miriam M. Allison		Over $100,000
Core Growth Fund	Over $100,000
Emerging India Fund	$50,001-$100,000
Emerging Markets Select Fund	$50,001-$100,000
Emerging Markets Small Cap Fund	$50,001-$100,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	Over $100,000
Global Select Fund	50,001-$100,000
Global Value Fund	$1-$10,000
Greater China Fund	$10,001-$50,000
International Growth Fund	$1-$10,000
International Opportunities Fund	$1-$10,000
International Select Fund	$10,001-$50,000
Long/Short Alpha Fund	$10,001-$50,000
Micro Cap Fund	$1-$10,000
Micro Cap Value Fund	Over $100,000
Small Cap Growth Fund	Over $100,000
Small Cap Value Fund	Over $100,000
Ultra Growth Fund	$10,001-$50,000
U.S. Select Fund	$50,001-$100,000
U.S. Treasury Fund	$1-$10,000

Kate M. Fleming		Over $100,000
Core Growth Fund	Over $100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	None
Global Opportunities Fund	$10,001-$50,000
Global Select Fund	None
Global Value Fund	$10,001-$50,000
Greater China Fund	None
International Growth Fund	$10,001-$50,000
International Opportunities Fund	None
International Select Fund	None
Long/Short Alpha Fund	None
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	None
Small Cap Growth Fund	$10,001-$50,000

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominees in Family of Investment Companies[1]
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
U.S. Select Fund	None
U.S. Treasury Fund	None

1There are 20 separate series in the Trust.

Compensation

Beginning in the calendar year of 2022, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $150,000 per year for services rendered and a fee of $30,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2022 Base Compensation”). Trustees receive an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board receives an additional 25% of the 2022 Base Compensation and the Chair of a Committee receives an additional 15% of the 2022 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board receives an additional fee of $75,000 a year as Chair. The Chair of the Audit Committee and the Chair of the Nominating Committee each receives an additional $45,000 per year as Chair.

In the calendar year of 2021, each Independent Trustee was paid a retainer of $126,750 per year for services rendered and a fee of $25,350 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2021 Base Compensation”). Trustees received an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2021 Base Compensation and the Chair of a Committee would receive an additional 15% of the 2021 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $31,687.50 a year as Chair and $7,921.75 for attendance in person or telephonically at each regular Board meeting (four meetings per year). The Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $19,012.50 per year as Chair and $4,753.13 for attendance in person or telephonically at each regular Board meeting (four meetings per year).

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The Funds do not have any pension or retirement benefits for Trustees. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2022 (exclusive of out-of-pocket expenses reimbursed). The compensation is allocated pro-rata based on the average net assets of each Fund.

FUND	Miriam Allison	Heikki Rinne	Kristen Fletcher	Mark Robinson	Kate Fleming[1]	FUND Total
Core Growth Fund	$ 79,061.64	$ 72,664.14	$ 72,664.14	$ 63,068.06	$0	$ 287,457.98
Emerging India Fund	13,007.42	11,950.42	11,950.42	10,364.9	0	47,273.16
Emerging Markets Select Fund	7,397.50	6,790.10	6,790.10	5,879.02	0	26,856.72
Emerging Markets Small Cap Fund	12,977.93	11,926.51	11,926.51	10,349.39	0	47,180.34
Frontier Emerging Small Countries Fund	1,311.86	1,206.12	1,206.12	1,047.50	0	4,771.6
Global Opportunities Fund	5,160.44	4,742.18	4,742.18	4,114.76	0	18,759.56
Global Select Fund	371.93	341.87	341.87	296.75	0	1,352.42
Global Value Fund	2,737.21	2,514.57	2,514.57	2,180.63	0	9,946.98
Greater China Fund	199.94	183.78	183.78	159.52	0	727.02
International Growth Fund	23,395.32	21,508.40	21,508.4	18,677.98	0	85,090.1
International Opportunities Fund	14,552.37	13,380.67	13,380.67	11,623.11	0	52,936.82
International Select Fund	172.53	158.63	158.63	137.77	0	627.56
Long/Short Alpha Fund	350.20	320.76	320.76	276.60	0	1,268.32
Micro Cap Fund	23,973.10	22,045.48	22,045.48	19,154.02	0	87,218.08
Micro Cap Value Fund	8,783.97	8,073.21	8,073.21	7,007.11	0	31,937.50
Small Cap Growth Fund	67,049.57	61,646.99	61,646.99	53,543.13	0	243,886.68
Small Cap Value Fund	34,246.61	31,468.93	31,468.93	27,302.41	0	124,486.90
Ultra Growth Fund	53,293.05	49,007.47	49,007.47	42,579.03	0	19,3887.02
U.S. Select Fund	12.55	11.47	11.47	9.83	0	45.32
U.S. Treasury Fund	8,926.12	8,202.06	8,202.06	7,115.98	0	32,446.22
Total Compensation from Trust[2]	356,981.26	328,143.76	328,143.76	284,887.50	0	1,298,156.28

1 Kate M. Fleming does not currently serve as a Trustee of the Trust. Ms. Fleming is a Nominee for election at the Meeting. As of the Trust’s fiscal year end, Ms. Fleming had not received compensation from the Funds.

2 The Trust is comprised of the 20 Funds.

Leadership Structure and the Board of Trustees

The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by the Advisor and other service providers. The Board is currently composed of four Independent Trustees. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Funds, such as the Funds’ Advisor, distributor, administrator, custodian, and transfer agent. The Board approves all significant agreements between the Trust, on behalf of the Funds, and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Funds’ day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. These reports may be provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations, or the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In conjunction with the regularly scheduled Board meetings and committee meetings, the Independent Trustees (who also comprise the Audit Committee) also meet periodically (but at least annually), with certain Trust officers, with certain personnel of the service providers, and with the Trust’s CCO. The Independent Trustees may also meet in executive session among themselves and periodically with independent legal counsel. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Funds’ investments, operations or activities. The Board met five times during the fiscal year ended September 30, 2022. All Independent Trustees were present at these meetings.

Information about Each Nominee’s Qualifications, Experience, Attributes or Skills

The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board will possess the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Nominee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement that each current Trustee should continue to serve as a Trustee, and Ms. Fleming should be added as a new Trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Nominees – Current Independent Trustees

Heikki Rinne, Ph.D. Dr. Rinne has served as an Independent Trustee of the Trust since October 1, 2012 and Chairperson of the Trust since January 1, 2023. Dr. Rinne’s experience, skills and education qualify him to serve as a Trustee of the Trust. From 2002 to 2016, Dr. Rinne served as the Chief Executive Officer of Halton Group, an indoor environmental control manufacturing and technology company, with multiple business areas, and operating in 32 countries. Halton Group is headquartered in Finland, with regional headquarters in the USA and Malaysia. Dr. Rinne first served on the Board of Halton Group from 1995 to 2001 and returned to serve on the Board beginning January 2016 to 2020, was President of Halton Systems Division from 1995 to 1997, and was an independent consultant to Halton Group from 1982 to 1995. Additionally, Dr. Rinne served as the Dean of the College of Business at the University of California, Chico, from 1999 to 2001, a Professor of Business and the Head of the Consumer Sciences department at Purdue University from 1997 to 1999, and a Professor of Business at Brigham Young University from 1984 to 1995. Dr. Rinne also served on the Board of Touchfon International from 1991 to 2009, and Infosto Group from 1993 to 2009. Dr. Rinne received his Bachelor of Science in business from Brigham Young University in 1975, his Master of Business Administration from the University of Oregon in 1976, and his doctorate in Business Administration and Marketing from Purdue University in 1981.

Kristen M. Fletcher. Ms. Fletcher’s experience, skills and education qualify her to serve as a Trustee of the Trust. Kristen M. Fletcher has served as an Independent Trustee of the Trust since October 1, 2014, has over 35 years of experience in commercial and investment banking, and over five years of service on private and non-profit boards of directors. Since 2021, Ms. Fletcher has served as a Director of the Utah Museum of Fine Arts. Since 2017, Ms. Fletcher is an Emeritus member of the Utah Symphony/Utah Opera Board of Directors. From 2015 to 2021, Ms. Fletcher served on the Board of Trustees of the Youth Sports Alliance, a non-profit organization supporting winter sports activities, while promoting good sportsmanship and healthy lifestyles through participation, education and competition. From 2005 to 2017,

Ms. Fletcher served on the Board of Directors of the Utah Symphony/Utah Opera and on the Governance, Finance and Strategic Planning Committees. From 2009 to 2012, Ms. Fletcher served as a Trustee of Woodlands Commercial Bank a.k.a. Lehman Brothers Commercial Bank, where she also served as Chairman of its Finance Committee, and a member of its Audit Committee and its Special Committee of independent Board members formed to negotiate settlement terms with the Lehman Brothers bankruptcy estate. From 2002 to 2004, Ms. Fletcher served as the Chairman and CEO of ABN AMRO, Inc., ABN AMRO Bank’s U.S. broker-dealer, and was the head of ABN AMRO North America Wholesale Client Services, which was accountable for regulatory relationships and local implementation of ABN AMRO strategy related to large corporate and institutional clients. From 2000 to 2004, Ms. Fletcher served as Corporate Managing Director/Executive Vice President for the Global Trade & Advisory Group of ABN AMRO Bank, NV, in Amsterdam, Netherlands. From 1993 to 1999, Ms. Fletcher served as Senior Vice President of the North American Trade Group of ABN AMRO Bank NV, where she was the Head of Structured Trade Finance, and subsequently all trade finance, for ABN AMRO North America, including LaSalle Bank. Prior to her tenure at ABN AMRO, Ms. Fletcher served in various capacities at First Interstate Bank, Ltd./Standard Chartered Bank, Export-Import Bank of the U.S., and Wells Fargo Bank. Ms. Fletcher received her Bachelor of Arts in government from Hamilton College (Kirkland College) in 1975, and her Master of Science in accounting from Georgetown University in 1984. Ms. Fletcher also served as an intern to the United States Senate in 1974 and to the United States Chamber of Commerce in 1976.

Mark Robinson. Mr. Robinson’s experience, skills and education qualify him to serve as a Trustee of the Trust. Mr. Robinson has served as an Independent Trustee of the Trust since April 2020 and has over 20 years of leadership experience in cloud, software, hardware, professional services, manufacturing, transportation, consumer goods and medical device industries. From 2016 to 2019, Mr. Robinson served as Chief Financial Officer of Truckstop.com LLC, a freight transportation cloud solution provider, where he drove strategy and planning to shift the company to a SaaS recurring revenue managed company, and closing the majority of the sale of the company in April 2019. Prior to his tenure at Truckstop.com, Mr. Robinson served as Chief Financial Officer from 2013 to 2015 of SABA Software, Inc., a NASDAQ traded multinational talent management cloud solutions company, and helped restructure and turn around such company which sold itself to a private venture capital group in April 2015. From 2008 to 2013, Mr. Robinson served as Chief Financial Officer for Calypso Technology, Inc., a multinational Fintech software and professional services company, and Discus Dental, a multinational medical device and consumer goods manufacturing company. From 2005 through 2007, Mr. Robinson served as the Chief Financial Officer of Q Comm International, a publicly traded point-of-sale distribution and activation company. From 1983 to 2004, Mr. Robinson served as Chief Financial Officer, Controller, and held other finance and business develop positions at Silicon Valley technology and communications companies. In addition, Mr. Robinson was Chairman of the Board of Directors of Vita Vis Nutrition, Inc. from 2014 to 2016 and served as a Director of Clickguard in 2001 and 2002. Mr. Robinson earned his Bachelor of Science, Finance and Marketing, from the University of Utah in 1983, and his Master of Business Administration from the University of Utah in 1988.

Miriam M. Allison. Ms. Allison’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Allison, an Independent Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010 and Chairperson of the Trust from January 2020 to December 2022. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant and transfer agent, and served as its chief executive officer and Chairperson of the Board of Sunstone. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, and renamed it UMB Fund Services, and Ms. Allison remained with the company as Chief Executive Officer until 2003 and Chairperson of its Board until 2005. Prior to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Ms. Allison has served as a Director for the Board of Northwestern Mutual Fund Series, Inc. (representing 27 portfolios) from 2006 to 2021, has served as Lead Independent Director since February 2014 to 2021 and served as Chair of its audit committee from 2009 to February 2014. Ms. Allison received her Bachelor’s Degree in Economics from the University of Wisconsin Madison in 1971.

Nominee - for Independent Trustee

Kate M. Fleming. Ms. Fleming’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Fleming, as a Nominee to serve as an Independent Trustee of the Trust, has over 34 years of experience in financial services, investment management and legal and regulatory sectors. Ms. Fleming has 23 years of management, business, and legal experience at The Northwestern Mutual Life Insurance Company (“Northwestern”), where she served as President and Board member of the company’s wholly owned subsidiary investment adviser, Mason Street Advisors, LLC (“MSA”) from 2015-2021, as Vice President from 2004-2014 and as Treasurer for a number of years. She also served as President of the Northwestern Mutual Series Fund (“Northwestern Funds”) from 2013-2021 and as Vice-President from 2004-2013, and was an Assistant General Counsel to Northwestern from 1998-2003. During her tenure with the Northwestern Funds and MSA, Ms. Fleming gained broad experience with the regulatory, compliance and legal matters involved with operating investment companies and investment advisers through her various leadership roles including, among other things, overseeing the selection and monitoring of sub-advisers and other service providers, helping to design a risk management program for the fund complex, serving on the pricing committee for the Northwestern Funds, functioning as the chief financial officer of MSA and serving as the business liaison between MSA and Northwestern and the board of directors of the Northwestern Funds. Prior to her time at Northwestern, Ms. Fleming was a partner at Michael Best & Friedrich, where her practice focused on, among other things, corporate finance, corporate governance, investment advisers and investment companies. In 2022, Ms. Fleming was appointed by the Governor of the State of Wisconsin to serve as a Director on the Wisconsin Deferred Compensation Board, which has oversight over the Wisconsin state employees deferred compensation program. Ms. Fleming has also served as a Director (since 2002) and the President (since 2014) of the Rath Foundation, a private foundation funding full-ride scholarships through endowments at several universities across the country. Ms. Fleming received her Juris Doctorate from the University of Wisconsin-Madison in 1987 and her Bachelor of Science in Behavioral Science and Law from the University of Wisconsin-Madison in 1984.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chair that is an Independent Trustee. The Board recognizes that the chair can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with service providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. Heikki Rinne serves as the independent Chair of the Board. Under the Trust’s By-laws, the Chair (or, if the Chair is unable to attend any such meeting, the Chair’s designee or if no designee is present, then the most senior officer of the Trust present) shall preside at all meetings of the shareholders.

Standing Committees. Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (i.e., the Governance Committee), standing committees that it has established which report back to the Board.

The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Mr. Rinne, Mr. Robinson, Ms. Allison and Ms. Fletcher currently are each a member of the Audit Committee with Ms. Fletcher serving as Chair. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Under the charter, the primary responsibilities of the Audit Committee include to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Funds’ accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Funds’ financial statements and independent audit thereof; to assist the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Funds’ independent registered public accountant and the full Board of Trustees; to assist the Board oversight of the Funds’ internal audit function (if any); and to approve prior to appointment, the engagement of the Funds’ independent registered public accountant and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accountant. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditor for the Funds. The Audit Committee met four times during the fiscal year ended September 30, 2022.

In addition to the Audit Committee, the Board has also established the Governance Committee. The Governance Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Mr. Rinne, Mr. Robinson, Ms. Allison and Ms. Fletcher currently are each a member of the Governance Committee with Mr. Robinson serving as Chair. Under the charter, the primary responsibilities of the Governance Committee include: adopting policies and procedures with respect to the activities and responsibilities of the Governance Committee as it may deem necessary or appropriate; determining matters of corporate governance (including the evaluation of trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Governance Committee met five times during the fiscal year ended September 30, 2022. A copy of the Governance and Nominating Committee Charter is available at http://wasatchglobal.com/wp-content/uploads/2023/05/Current-051021.pdf.

The Governance Committee may solicit suggestions for nominations from any source it deems appropriate including, but not limited to, the Funds’ investment advisor, sub-advisor, counsel or service providers. The Governance Committee also will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Governance Committee care of the Secretary of the Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108. Any shareholder submission must conform to the policies and procedures governing such nominations as established by the Governance Committee. Candidates must meet the requirements established by the Board of Trustees, and must be legally qualified to serve as a Trustee under all applicable federal and state securities laws and regulations, including Section 9 of the 1940 Act. All Trustee candidates must have the ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective trustee. In addition, any nominee must not be an “interested person” as defined in Section 2(a)(19) of the 1940 Act, or rules thereunder, if the vacancy to be filled is that of an Independent Trustee. Any such recommendation should include the shareholder’s name; address; name of broker or record holder, if applicable; number of shares owned; name of Funds in which the shares are owned; whether the candidate consents to being identified in the Proxy Statement in connection with the election of trustees; the name and background information of the candidate; and a representation that the candidate is willing to provide additional information about him/herself, including assurances of his or her independence.

In evaluating potential candidates for the Board, the Independent Trustees may consider various factors including, among other things: the potential contribution to the operation of the Board and its committees, integrity and ethics, breadth of experience, profession, education and skills, life experiences, interpersonal skills, ability to devote the necessary time to the Funds, other board experience, contribution to Board diversity, and willingness to invest personal assets in the Funds. The Board believes that there is a meaningful relationship between diverse boards and constructive corporate governance and that diversity of Trustees can help boards more effectively discharge their duties. However, the Board has declined to develop a specific definition of “diversity” since the characteristics that create Board diversity are dependent upon the characteristics of the incumbent Trustees, the presence, absence and importance of which change over time. The Independent Trustees shall evaluate a potential candidate’s prospective independence and may consider the effect of any relationships or interests beyond those delineated in the 1940 Act and any other applicable federal securities laws and regulations that might impair the independence of a candidate. In reviewing candidates, the Trustees will use, among other things, personal interviews, background checks, written submissions by the candidates, and third-party references, if any. The Governance Committee would evaluate candidates submitted by shareholders in the same manner and use the same criteria it uses to evaluate other nominees identified by the Governance Committee.

Although the Funds have not adopted a specific process regarding shareholder communications, shareholders of the Funds may communicate with the Board (or individual Trustees serving on the Board) by sending written communications, addressed to the Board as a group or any individual Trustee, to the Secretary of the Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Secretary of the Trust will forward this communication (assuming it is properly marked care of the Board or care of a specific Trustee) to the Board or the specified Trustee, as the case may be.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Funds.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks), the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Funds which may consist of, among other things, the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the

Funds and any measures taken to mitigate those risks; (5) receiving written and/or oral reports of the CCO, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Funds’ Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness, if any) as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer of the Trust and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Shareholder Approval

Election of the Nominees for Trustees must be approved by a plurality of the votes validly cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of the Trust (which includes all Funds) will vote together for the election of Trustees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

GENERAL INFORMATION ABOUT THE FUNDS

MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of certain current service providers of the Trust.

Advisor. The investment advisor for the Trust is Wasatch Advisors LP doing business as Wasatch Global Investors (i.e., the Advisor). The Advisor is located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Sub-Advisor. Hoisington Investment Management Company (the “Sub-Advisor”) serves as sub-adviser to the Wasatch-Hoisington U.S. Treasury Fund. The Sub-Advisor is located at 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746.

Distributor. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Trust and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Trust’s agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Administrator. The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to the Funds.

Independent Registered Public Accounting Firm. The firm of PricewaterhouseCoopers LLP (“PwC”), 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, has been selected as independent registered public accounting firm of the Funds of the Trust. Certain information concerning the fees and services provided by PwC to the Funds and to the Advisor for the two most recent fiscal years of the Funds is provided below.

PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.

Audit Fees - The aggregate fees billed for professional services rendered by PwC for the audit of the Trust’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2022 and 2021 were $620,000 and $555,048, respectively.

Audit Related Fees – During the fiscal years ended September 30, 2022 and 2021, the Trust was not billed any fees by PwC for assurance and related services rendered by PwC to the Trust that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under “Audit Fees” as set forth above.

During the fiscal years ended September 30, 2022 and 2021, no fees for assurance and related services that relate directly to the operations and financial reporting of the Trust were billed by PwC to the Trust’s Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust.

Tax Fees - The aggregate fees billed for professional services rendered by PwC to the Trust for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2022 and 2021 were $135,460 and $133,824, respectively. These services consisted of PwC reviewing the Trust’s excise tax returns, distribution requirements and regulated investment company (“RIC”) tax returns.

During the fiscal years ended September 30, 2022 and 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Trust were billed by PwC to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust.

All Other Fees – The aggregate fees billed for products and services provided by PwC to the Trust, other than the services reported in the paragraphs above, for the fiscal years ended September 30, 2022 and 2021 were $0 and $0, respectively.

During the fiscal years ended September 30, 2022 and 2021, no fees for other services that relate directly to the operations and financial reporting of the Trust were billed by PwC to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust.

PwC did not bill the Trust for any other non-audit services for the fiscal years ended September 30, 2022 and September 30, 2021 for the Trust other than as disclosed above.

The Audit Committee (or the Chair of the Audit Committee on behalf of the Audit Committee) shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm. During the fiscal years ended September 30, 2021 and September 30, 2022, the independent registered public accounting firm was authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Trust provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee. Effective February 2023, the Audit Committee approved certain tax services, passive foreign investment company (PFIC) identification services and tax reclaim services (the “Approved Non-Audit Services”) to be provided by the independent registered public accounting firm to the Funds. The Audit Committee has authorized the Chair of the Audit Committee on behalf of the Audit Committee to pre-approve non-audit services to be provided by the independent registered public accounting firm. In this regard, subject to approval by the Chair of the Audit Committee, the Funds’ independent registered public accounting firm may provide in addition to the Approved Non-Audit Services, such other non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Funds for the fiscal year ending September 30, 2023, provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the affirmative vote of the majority of the members of the Audit Committee at its next regular meeting. The Chair of the Audit Committee shall report any non-audit services the Chair has pre-approved during the quarter to the Audit Committee at its next quarterly meeting.

There were no fees billed for services provided to the Advisor described in audit, audit-related, tax and other services paragraphs described above that were required to be pre-approved by the Audit Committee as described in preceding paragraph. There were no pre-approval requirements waived for the audit, audit-related, tax and other services described above by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their attention.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the printing and mailing of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the Trust’s proxy materials. Shareholders wishing to submit proposals under Rule 14a-8 for inclusion in a Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Trust’s organizational documents.

DELIVERY OF ANNUAL REPORTS AND OTHER DOCUMENTS

Please note that only one annual or semi-annual report, or Proxy Statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, or Proxy Statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the following address: Wasatch Funds, P.O. Box 2172, Milwaukee, Wisconsin 53201-2172 or call 800-551-1700. Pursuant to a request, a separate copy will be delivered promptly.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Funds on or about June 9, 2023. Only shareholders of record as of the close of business on the Record Date, May 31, 2023, will be entitled to notice of, and to vote at, the Meeting (or any adjournments(s) or postponement(s) thereof). If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting (or any adjournments(s) or postponement(s) thereof), the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Using the enclosed proxy card, a shareholder may authorize the named proxies to vote his or her shares for the Nominees or may indicate that the authority to vote for the election of one or more Nominee(s) is withheld (a “withheld vote”). Unmarked but properly executed proxy cards will be voted FOR the proposal and at the discretion of the named proxies on any other matters deemed appropriate. A proxy may be revoked at any time before the vote on the matter by written notice received by the Secretary of the Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 prior to the vote on the matter, by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting or the adjournment or postponement thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the matters contemplated thereby.

Quorum

The holders of outstanding shares entitled to vote on the applicable proposal at the Meeting and present in person or by proxy representing 30% of the voting power of the Trust shall constitute a quorum for purposes of voting upon the proposal at the Meeting.

Voting Requirement

Nominees for Trustee receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Trustees of the Trust in proposal 1.

EFFECT OF ABSTENTIONS, “BROKER NON-VOTES” AND WITHHELD VOTES

Abstentions, withheld votes and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. Abstentions, broker non-votes and withheld votes will have no effect on proposal 1, for which the required vote is a plurality of the votes cast.

PROXY SOLICITATION

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor and its affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained AST Fund Solutions (the “Solicitor”), to provide proxy solicitation services in connection with the Meeting The proxy is estimated to cost $580,000. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The expenses associated with this Proxy Statement are anticipated to include, without limitation, the following: (a) expenses associated with the preparation of the Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy solicitation; (d) solicitation, tabulation and related processing costs (including the costs of the Solicitor and tabulation agent); and (e) other related administrative or operational costs. The Funds will pay all the expenses pro rata based on each Fund’s assets under management associated with this Proxy Statement.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their vote. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded. Management of the Funds believes that the procedures set forth below are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the solicitor’s representative will ask shareholders for certain identifying information, such as their address. The shareholders will then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, shareholders will be mailed a confirmation of their instructions and will also be provided with a special toll-free number to call in case information contained in the confirmation is incorrect.

ADJOURNMENTS

If a quorum is not present either in person or by proxy for a matter to be considered at the Meeting, the Chair of the Board, his designee or if no designee is present, the most senior officer of the Trust present and presiding at the Meeting may adjourn the Meeting with respect to one or more matters. If a quorum is present with respect to such matters, the person presiding at the Meeting may adjourn the Meeting with respect to one or more matters when such adjournment is approved by shareholders representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of the shareholders. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponement or adjournment of the Meeting.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

	Number of Shares Outstanding
Name of Fund	Institutional Class	Investor Class
Core Growth Fund	21,639,825.215	20,520,392.629
Emerging India Fund	39,520,367.623	43,578,664.091
Emerging Markets Select Fund	3,795,867.241	26,204,622.261
Emerging Markets Small Cap Fund	52,728,978.143	81,095,128.881
Frontier Emerging Small Countries Fund	11,225,214.846	1,491,619.338
Global Opportunities Fund	32,455,911.427	16,654,213.273
Global Select Fund	429,206.600	959,769.651
Global Value Fund	13,638,572.507	2,983,271.081
Greater China Fund	406,660.430	477,992.835
International Growth Fund	12,050,158.798	10,179,542.656
International Opportunities Fund	22,214,737.126	87,716,686.145
International Select Fund	283,985.630	205,004.030
Long/Short Alpha Fund	1,616,294.362	960,811.578
Micro Cap Fund	87,545,402.395	12,596,901.170
Micro Cap Value Fund	81,610,105.842	14,197,893.394
Small Cap Growth Fund	26,734,591.917	38,487,548.034
Small Cap Value Fund	66,295,256.217	69,061,334.846
U.S. Select Fund	244,320.839	629,071.522
Ultra Growth Fund	32,694,385.471	14,268,014.387
U.S. Treasury Fund	N/A	22,641,229.669

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit A.

EXHIBIT A

LIST OF SIGNIFICANT SHAREHOLDERS

The following table sets forth the name, address and share ownership of the persons or entities known to the Trust to have ownership of a controlling interest (ownership of greater than 25%) or of record 5% or more of the outstanding shares of a class of a Fund as of the Record Date. Shareholders with a controlling interest in a Fund could affect the outcome of proxy voting or the direction of management of the applicable Fund in the Trust. An asterisk below (*) indicates a beneficial owner as well as a shareholder of record.

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Core Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	6,306,268.862	30.77%
Core Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	3,200,939.823	15.62%
Core Growth Fund – Institutional Class	Raymond James Omibus for Mutual Funds 880 Carrillon Parkway St. Petersburg, FL 33716	1,691,690.532	8.25%
Core Growth Fund – Institutional Class	Edward D. Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131-3729	1,627,783.639	7.94%
Core Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	6,200,280.497	28.60%
Core Growth Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main St. San Francisco, CA 94105	3,950,662.205	18.22%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Core Growth Fund – Investor Class	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103	1,145,685.958	5.28%
Emerging India Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	12,929,371.974	29.84%
Emerging India Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	10,482,710.186	24.19%
Emerging India Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	7,549,249.184	17.42%
Emerging India Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	14,377,521.764	36.39%
Emerging India Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	11,027,091.502	27.91%
Emerging India Fund – Investor Class	TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	2,264,433.180	5.73%
Emerging Markets Select Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	7,309,802.087	28.03%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Emerging Markets Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	6,575,059.241	25.21%
Emerging Markets Select Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	3,320,334.933	12.73%
Emerging Markets Select Fund – Institutional Class	Reliance Trust CO FBO Huntington National Bank PO Box 78446 Atlanta, GA 30357	3,275,730.771	12.56%
Emerging Markets Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	1,181,907.463	30.19%
Emerging Markets Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	1,142,088.662	29.17%
Emerging Markets Select Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	353,598.990	9.03%
Emerging Markets Select Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	304,720.222	7.78%
Emerging Markets Select Fund – Investor Class	LPL Financial Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121	329,851.719	8.43%
Emerging Markets Small Cap Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	37,851,963.417	46.59%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Emerging Markets Small Cap Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	14,808,381.815	18.23%
Emerging Markets Small Cap Fund – Institutional Class	First Clearing LLC SPEC CUST A/C Benefit of Customer 2801 Market Street Saint Louis, MO 63103	11,630,599.186	14.32%
Emerging Markets Small Cap Fund – Institutional Class	University of Utah Investment Management Office 230 Chase Street Salt Lake City, UT 84113	5,526,676.931	6.80%*
Emerging Markets Small Cap Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	12,406,420.577	23.46%
Emerging Markets Small Cap Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	11,958,274.740	22.61%
Emerging Markets Small Cap Fund – Investor Class	LPL Financial Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121	7,313,257.060	13.83%
Emerging Markets Small Cap Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	4,011,554.391	7.59%
Emerging Markets Small Cap Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	2,952,608.072	5.58%
Frontier Emerging Small Countries Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	730,728.946	51.44%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Frontier Emerging Small Countries Fund – Investor Class	CAPINCO c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201	2,842,448.773	25.19%
Frontier Emerging Small Countries Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	296,737.166	20.89%
Frontier Emerging Small Countries Fund – Institutional Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	182,707.890	12.86%
Frontier Emerging Small Countries Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	1,863,627.581	16.52%
Frontier Emerging Small Countries Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	1,435,885.270	12.73%
Frontier Emerging Small Countries Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	1,129,963.787	10.01%
Global Opportunities Fund – Institutional Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	4,744,134.503	28.64%
Global Opportunities Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	4,073,486.420	24.59%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Global Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	3,184,625.813	19.22%
Global Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	912,258.700	5.51%
Global Opportunities Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	10,107,391.294	31.11%
Global Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	8,291,224.393	25.52%
Global Opportunities Fund – Investor Class	R&S Boyer Family LC Attn Roger Boyer 101 S 200 E STE 200 Salt Lake City, UT 84111	1,895,654.914	5.84%*
Global Select Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	473,679.923	49.35%
Global Select Fund – Institutional Class	JB Taylor 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	148,064.454	15.43%*
Global Select Fund – Institutional Class	Karen L. Edgley Living Trust Karen L. Edgley Trustee 235 Midtown Drive Traverse City, MI 49684	147,687.776	15.39%*
Global Select Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	56,595.555	5.90%*

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Global Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	55,046.920	5.74%
Global Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	189,062.944	43.89%
Global Select Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	56,648.818	13.15%*
Global Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	49,983.237	11.60%
Global Select Fund – Investor Class	Ronald L. Held 10903 Spruce Knoll Cir Houston, TX 22065	39,387.368	9.14%*
Global Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	2,141,688.783	73.55%
Global Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	209,303.765	7.19%
Global Value Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	177,650.116	6.10%
Global Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	6,679,168.577	47.99%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Global Value Fund – Investor Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	2,915,097.188	20.94%
Greater China Fund – Institutional Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	271,789.873	56.86%
Greater China Fund – Institutional Class	Ajay Krishnan 1325 E Perrys Hollow Road Salt Lake City, UT 84103	90,796.760	19.00%*
Greater China Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	53,220.158	11.13%*
Greater China Fund – Institutional Class	Pediatric Anes Inc. Roth 401K FBO Dan Evans PO Box 58642 Salt Lake City, UT 84158	41,268.603	8.63%*
Greater China Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	152,229.829	36.75%
Greater China Fund – Investor Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	58,170.902	14.04%
Greater China Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	53,066.226	12.81%*
International Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	2,880,196.598	28.21%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
International Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	2,768,537.378	27.11%
International Growth Fund – Institutional Class	Market Street International Equity Fund Marianne W Young President Attn Patricia Hoeffner 80 E Market Street, Suite 300 Corning, NY 14830	921,218.726	9.02%*
International Growth Fund – Institutional Class	Voya Institutional Trust Company FBO State of Arkansas Deferred Comp Plan 30 Braintree Hill Office Park Braintree, MA 02184	685,716.861	6.72%
International Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	2,762,812.038	22.87%
International Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	1,947,643.919	16.12%
International Opportunities Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	28,111,348.223	29.60%
International Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	7,678,003.458	8.09%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
International Opportunities Fund – Institutional Class	MAC CO Attn: Mutual Fund Ops Room 151-1010 Pittsburg, PA 15258	6,756,154.716	7.11%
International Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	5,682,559.693	25.54%
International Opportunities Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	5,134,672.831	23.08%
International Opportunities Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	1,342,925.849	6.04%
International Select Fund – Institutional Class	Karen L. Edgley Living Trust Karen L. Edgley Trustee 235 Midtown Dr. Traverse City, MI 49684	58,353.685	28.46%*
International Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	52,024.617	25.38%
International Select Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	50,000.000	24.39%*
International Select Fund – Institutional Class	Ajay Krishnan 1325 E Perrys Hollow Road Salt Lake City, UT 84103	25,000.000	12.19%*
International Select Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11,953.226	5.83%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
International Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	125,016.458	44.11%
International Select Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	50,000.000	17.64%*
International Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	21,046.164	7.43%
International Select Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	16,396.471	5.79%
Long/Short Alpha Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	431,081.694	44.87%
Long/Short Alpha Fund – Institutional Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	249,215.768	25.94%
Long/Short Alpha Fund – Institutional Class	JB Taylor 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	98,711.654	10.27%*
Long/Short Alpha Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	93,638.470	9.75%
Long/Short Alpha Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	50,046.809	5.21%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Long/Short Alpha Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	636,218.180	39.41%
Long/Short Alpha Fund – Investor Class	Hillary W. Taylor 2020 Gift Trust Trste James B. Taylor Jr. Trste 10149 Altavilla Dr. Sandy, UT 84092	550,516.401	34.10%*
Long/Short Alpha Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	285,772.825	17.70%
Micro Cap Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	5,542,590.409	44.07%
Micro Cap Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	2,889,802.545	22.98%
Micro Cap Fund – Institutional Class	JP Morgan Securities LLC Brooklyn, NY 11201	1,085,652.629	8.63%
Micro Cap Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	17,034,793.620	19.38%
Micro Cap Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	14,525,856.807	16.53%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Micro Cap Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	6,417,977.165	7.30%
Micro Cap Value Fund – Institutional Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	5,113,367.247	36.02%
Micro Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	2,397,441.942	16.89%
Micro Cap Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	1,936,203.247	13.64%
Micro Cap Value Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	1,160,433.478	8.17%
Micro Cap Value Fund – Institutional Class	First Clearing LLC SPEC CUST A/C Benefit of Customer 2801 Market Street Saint Louis, MO 63103	1,158,856.363	8.16%
Micro Cap Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	22,001,496.772	26.93%
Micro Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	20,311,112.624	24.86%
Micro Cap Value Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	6,513,469.828	7.97%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Small Cap Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	14,031,127.201	36.45%
Small Cap Growth Fund – Institutional Class	Raymond James Omibus for Mutual Funds 880 Carrillon Parkway St. Petersburg, FL 33716	11,282,173.702	29.31%
Small Cap Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	4,287,110.799	11.14%
Small Cap Growth Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	6,026,261.993	22.46%
Small Cap Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	4,855,772.548	18.10%
Small Cap Value Fund – Institutional Class	Raymond James Omnibus for Mutual Funds 880 Carrillon Parkway St. Petersburg, FL 33716	23,122,328.236	33.35%
Small Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	12,888,531.990	18.59%
Small Cap Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	11,156,837.689	16.09%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Small Cap Value Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	6,558,989.547	9.46%
Small Cap Value Fund – Investor Class	Morgan Stanley Smith Barney LLC Exclusive Benefit of Customers of MSSB 1 New York Plaza, 12th Floor New York, NY 10004	18,809,675.630	28.34%
Small Cap Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	10,319,483.745	15.55%
Small Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	9,129,615.473	13.75%
Small Cap Value Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	3,426,690.875	5.16%
Ultra Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	6,892,509.479	48.23%
Ultra Growth Fund – Institutional Class	Charles Schwab & Co, Inc. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	3,349,516.087	23.44%
Ultra Growth Fund – Institutional Class	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	789,577.301	5.52%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Ultra Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	9,199,466.277	27.99%
Ultra Growth Fund – Investor Class	Charles Schwab & Co, Inc. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	8,497,437.985	25.85%
Ultra Growth Fund – Investor Class	LPL Financial Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121	2,220,384.561	6.75%
Ultra Growth Fund – Investor Class	TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103	2,164,016.786	6.58%
U.S. Select Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	388,545.444	61.79%
U.S. Select Fund – Institutional Class	Charles Schwab & Co, Inc. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	127,525.762	20.28%
U.S. Select Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	50,000.000	7.95%*
U.S. Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	129,333.111	53.43%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
U.S. Select Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	50,000.000	20.66%*
U.S. Treasury Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	3,560,745.451	15.64%
U.S. Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	33,237.451	13.73%
U.S. Treasury Fund – Investor Class	TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	3,256,463.416	14.30%
U.S. Treasury Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	3,028,124.194	13.30%
U.S. Treasury Fund – Investor Class	Raymond James 880 Carrillon Parkway St Petersburg, FL 33716	2,666,599.928	11.71%
U.S. Treasury Fund – Investor Class	Nabank Co. P.O. Box 2180 Tulsa, OK 74101	2,438,158.539	10.71%
U.S. Treasury Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	1,854,749.573	8.15%
U.S. Treasury Fund – Investor Class	First Clearing LLC Special Cust A/C Benefit of Customer 2801 Market Street Saint Louis, MO 63103	1,368,421.841	6.01%

VOTER PROFILE: Voter ID: 12345678910 Security ID: 123456K19 Household ID: 123456789 VOTER CONTROL NUMBER: 1234 5678 9101 1234 VOTE REGISTERED TO: SHAREHOLDER’S REGISTRATION PRINTED HERE SHAREHOLDER’S REGISTRATION PRINTED HERE SHAREHOLDER’S REGISTRATION PRINTED HERE SHAREHOLDER’S REGISTRATION PRINTED HERE SHAREHOLDER’S REGISTRATION PRINTED HERE **THIS DOTTED BOX FOR TYPSETTING PURPOSES ONLY** THIS BOX IS NOT PRINTED ON ACTUAL PROXY BALLOTS. IT IDENTIFIES THE LOCATION OF THE WINDOW ON THE 6X9 OUTBOUND ENVELOPES. YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY CARD MEETING AGENDA on the Reverse Side Easy Voting Options: BY INTERNET: Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR code with a smart phone. vote.proxyonline.com BY PHONE: Dial the number below to reach an automated touch-tone voting line. You will need to enter your VOTER CONTROL NUMBER. (888) 227-9349 BY MAIL: Complete the reverse side of this proxy card and return in the postage-paid envelope provided. USPS Postage-Paid Envelope PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2023 [FUND NAME PRINTED HERE] WASATCH FUNDS TRUST The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles and David Corbett, or either one of them, as attorneys and proxies for the undersigned, with the full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of [FUND NAME] (the “Fund”), a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 on July 27, 2023, at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment(s) or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 478-5047. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 27, 2023. The Notice of the Special Meeting and Proxy Statement are available at: https://vote.proxyonline.com/wasatch/docs/proxy2023.pdf [SMALL BAR CODE HERE FOR SCANNING OF RETURNED BALLOTS]

[FUND NAME PRINTED HERE] PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL: TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 1. Election of Trustees A. Heikki Rinne B. Kristen M. Fletcher C. Mark Robinson D. Miriam M. Allison E. Kate M. Fleming FOR ALL ○ WITHHOLD ALL ○ FOR ALL, EXCEPT ○ TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE LETTER(S) OF THE NOMINEE(S) ON THE LINE BELOW. THANK YOU FOR VOTING